THE LIFE INSURANCE COMPANY OF VIRGINIA
                      LIFE OF VIRGINIA SEPARATE ACCOUNT II
                                   P1250 9/97

                        SUPPLEMENT DATED OCTOBER 12, 1998

                                       TO
                          PROSPECTUS DATED MAY 1, 1998


As of the date of this supplement we are making the following changes to your prospectus. It is important that you keep this supplement with your prospectus for future reference.

Please delete the second paragraph in the PREMIUMS subsection, which is the first paragraph on page 10

Under GE Investments Funds, Inc., S&P 500 Index Fund, add the following sentence:

    This Fund is subadvised by State Street Global Advisors.

Under GE Investments Funds, Inc., Real Estate Securities Fund, add the following sentence:

    This Fund is subadvised by Seneca Capital Management, L.L.C.

Under GE Investments Funds, Inc., Global Income Fund, add the following sentence:

    This Fund is subadvised by GE Investments (US) Limited.

Under GE Investments Funds, Inc., Value Equity Fund, add the following sentence:

    This Fund is subadvised by NWQ Investment Management Company.


Effective October 12, 1998, we will be adding three additional Investment Subdivisions in which you may invest. These Investment Subdivisions are Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Total Return Fund and Salomon Brothers Variable Strategic Bond Fund of the Salomon Brothers Variable Series Funds.

Insert the following as the last entry to the FUND EXPENSES section.

    The fees and expenses of these Investment Subdivisions (as a percentage of net assets) are estimates as they were not in existence as of December 31, 1997. These estimates appear below:

                           Management Fees   Other Expenses
                          (after fee waiver (after reimbursement-  Total Annual
                           as applicable)     as applicable)          Expenses
    Fund

    SALOMON BROTHERS VARIABLE SERIES FUNDS
    Investors Fund               0.70%           0.30%                    1.00%
    Total Return Fund            0.80%           0.20%                    1.00%
    Strategic Bond Fund          0.75%           0.25%                    1.00%

Delete the second paragraph following FUND CHARGES and insert the following:

    The expense information regarding the Funds was provided by those Funds. The Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Oppenheimer Variable Account Funds, Janus Aspen Series, Federated Insurance Series, The Alger American Fund, PBHG Insurance Series Fund, Inc., Goldman Sachs Variable Insurance Trust, Salomon Brothers Variable Series Funds and their investment advisers are not affiliated with the Company. While the Company has no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, the Company has not independently verified such information. The annual expenses listed for all the Funds are net of certain reimbursements by the Funds' investment advisers except for Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III. The Company cannot guarantee that the reimbursements will continue.

Insert the following prior to the paragraph regarding OTHER POLICIES:

    Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of Salomon Brothers Variable Series Fund would have been 2.61% for Investors Fund, 2.71% for Total Return Fund and 2.66% for Strategic Bond Fund. The Other Expenses listed for these Funds are estimates provided by the Fund as these portfolios were recently organized and have no operating history, and actual expenses may be greater or less than those shown.

Insert the following after information regarding Goldman Sachs Variable Insurance Trust in THE FUNDS section :

    SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.

    Salomon Brothers Variable Series Funds, Inc. has three portfolios that are available under this Policy: Investors Fund, Total Return Fund and Strategic Bond Fund. These funds are not available in California at this time. Additionally, these funds may not be available in all markets.

    INVESTORS FUND'S primary objective is long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

    TOTAL RETURN FUND seeks to obtain above-average income. As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income and seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. In addition, up to 20% of the Fund's net assets may be invested in lower-rated fixed income securities commonly known as junk bonds.

    STRATEGIC BOND FUND'S primary objective is to seek a high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Fund will seek to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments, including lower-rated fixed income securities commonly known as junk bonds.

    Salomon Brothers Asset Management, Inc. serves as investment adviser to Salomon Brothers Variable Series Funds.

Delete the two paragraphs before "Resolving Material Conflicts," and substitute the following.

    The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

    The Company currently is compensated by an affiliate(s) of each of the Funds based upon an annual percentage of the average assets held in the Fund by the Company. These percentage amounts, which vary by Fund, are intended to reflect administrative and other services provided by the Company to the Fund and/or affiliate(s).

    More detailed information concerning the investment objectives and policies of the Funds and their investment advisory services and charges can be found in the current prospectuses or profiles for the Funds which accompany or precede this Prospectus and in the Funds' current statements of additional information. A current prospectus or profile for each Fund can be obtained by writing or calling the Company at its Home Office. The prospectus or profile for each Fund should be read carefully before any decision is made concerning the allocation of Premium Payments or transfers among the Investment Subdivisions

Delete the second paragraph under RESOLVING MATERIAL CONFLICTS and replace with the following:

    In addition, Janus Aspen Series, GE Investments Funds, The Alger American Fund, Goldman Sachs Variable Insurance Trust and Salomon Brothers Variable Series Funds may sell shares to certain retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Owners generally or certain classes of Owners, and such retirement plans or participants in such retirement plans.

For more information regarding these funds, see the prospectus for the Fund.


                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                               Richmond, VA 23230